Commitments (Details) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2017	Sep. 30, 2016	Sep. 30, 2015
Commitments
Sublease income	$ 200	$ 300	$ 300
Rental expense, net of sublease income	10,500	$ 9,600	$ 8,600
Future minimum payments, net of minimum sublease income, under noncancelable operating leases
2018	10,115
2019	8,759
2020	7,734
2021	7,177
2022	4,657
Thereafter	11,273
Total future minimum payments, net of minimum sublease income	$ 49,715
Maximum
Commitments
Term of lease	10 years